Business combinations, other acquisitions and investments	12 Months Ended
Dec. 31, 2025
Business combinations, other acquisitions and investments
Business combinations, other acquisitions and investments

28       Business combinations, other acquisitions and investments

In December 2023, after a series of purchase and sale operations, CAAP became holder of 49% of the share capital of Navinten, a non-listed company based in Uruguay that operates duty-free shops at Uruguayan airports. The acquisition increases the Group’s market share in the commercial business linked to the airports of said country.

The consideration for the transaction amounts to USD 3.4 million payable through a promissory note issued by CAAP and the fair value of the net assets acquired amounted to USD 4.1 million, resulting in a net gain shown in Share of income/ (loss) in associates in the Consolidated Statement of Income of USD 0.7 million. The result in associates that related to Navinten is USD 7.3 million and is included also in Share of income/ (loss) in associates as of December 31, 2023.

Subject to meeting certain performance metrics between 2024 and 2027, CAAP has the right to receive a single-lump sum of USD 5.5 million, adjustable and payable according to certain parameters. This earn-out, if applicable, shall be payable within the first three months of calendar year 2028.

In addition, a call option agreement was signed, which gives CAAP the exclusive and irrevocable right, but not obligation, to purchase the remaining 51% of Navinten’s share capital. The purchase option may be exercised from November 20, 2027 to November 20, 2038 at a purchase price equal to 51% of the difference between Navinten’s current assets and current liabilities on the date of exercise of the option.